UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

FORM N-Q

March 31, 2013

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of Investments (unaudited)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES - 81.2%
CONSUMER DISCRETIONARY - 13.6%
Auto Components - 1.2%
American Axle & Manufacturing Inc., Senior Notes	7.750%	11/15/19	680,000		$754,800
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/21	350,000		360,500
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	1,060,000		1,102,400
Continental Rubber of America Corp., Senior Secured Notes	4.500%	9/15/19	2,420,000		2,486,550	(a)
Cooper-Standard Holding Inc., Senior Notes	7.375%	4/1/18	830,000		834,150	(a)(b)
Europcar Groupe SA	11.500%	5/15/17	455,000	EUR	648,244	(a)
Europcar Groupe SA, Secured Subordinated Notes	11.500%	5/15/17	782,000	EUR	1,114,126	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	260,000	EUR	310,785	(a)

Total Auto Components					7,611,555

Automobiles - 0.1%
Escrow GCB General Motors	—	—	2,220,000		0	*(c)(d)(e)
Escrow GCB General Motors	—	—	4,330,000		0	*(c)(d)(e)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	560,000		645,400	(a)

Total Automobiles					645,400

Diversified Consumer Services - 1.5%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	1,200,000		1,339,500	(a)
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, Senior Secured Notes	9.750%	4/1/21	1,520,000		1,512,400	(a)
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	1,450,000	GBP	2,357,426	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	935,000		1,042,525
ServiceMaster Co., Senior Notes	8.000%	2/15/20	1,400,000		1,508,500
Sotheby’s, Senior Notes	5.250%	10/1/22	1,600,000		1,624,000	(a)

Total Diversified Consumer Services					9,384,351

Hotels, Restaurants & Leisure - 5.4%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	1,350,000		1,447,875	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,391,166		1,320,336	(a)(b)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	1,570,000		1,673,031
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	830,000		759,450
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	130,000		121,225
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	730,000		780,188
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	350,000		346,719
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	2,030,000		2,052,837	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	990,000		1,119,938
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,980,000		2,039,400	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	315,000		297,675	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,460,000		1,627,900	(a)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	1,548,000	GBP	2,339,877
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,900,000		1,795,500	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	1,660,000		1,747,150	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	770,000		833,525	(a)
Marstons Issuer PLC, Secured Bonds	5.641%	7/15/35	882,000	GBP	1,065,423	(f)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	1,390,000		1,407,375	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Hotels, Restaurants & Leisure - continued
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	3,660,000		$3,623,400	(a)
NCL Corp. Ltd., Senior Notes	5.000%	2/15/18	1,190,000		1,218,262	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	3,003,000		3,408,405
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	405,000		444,488	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	2,230,000		2,425,125
Snoqualmie Entertainment Authority, Senior Secured Notes	4.223%	2/1/14	905,000		905,000	(a)(f)

Total Hotels, Restaurants & Leisure					34,800,104

Household Durables - 0.6%
MDC Holdings Inc., Senior Notes	6.000%	1/15/43	820,000		815,870
RSI Home Products Inc., Secured Notes	6.875%	3/1/18	670,000		683,400	(a)
Weekley Homes LLC/Weekley Finance Corp., Senior Notes	6.000%	2/1/23	600,000		621,000	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	1,600,000		1,752,000	(a)

Total Household Durables					3,872,270

Media - 3.8%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	600,000		661,500
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	1,000,000		1,077,500
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	1,360,000		1,033,600	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	1,320,000		1,399,200	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	510,000		534,225	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	550,000		576,813
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	140,000		145,425
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	2,100,000		2,365,125
DISH DBS Corp., Senior Notes	6.750%	6/1/21	890,000		992,350
DISH DBS Corp., Senior Notes	5.875%	7/15/22	560,000		590,100
Global Generations Merger Subsidiary Inc., Senior Notes	11.000%	12/15/20	800,000		872,000	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,060,000		1,135,525
LBI Media Inc., Senior Secured Notes	10.000%	4/15/19	670,000		623,100	(a)
Lynx II Corp., Senior Notes	7.000%	4/15/23	690,000	GBP	1,078,562	(a)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	820,000		832,300	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	3,510,000		3,694,275	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	740,000		832,500
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	710,000		738,400	(a)
Polish Television Holding BV, Senior Secured Bonds, step bond	11.250%	5/15/17	950,000	EUR	1,315,179	(a)
Seat Pagine Gialle SpA, Senior Secured Notes	10.500%	1/31/17	559,000	EUR	157,642	(a)(g)
Sinclair Television Group Inc., Senior Notes	5.375%	4/1/21	1,130,000		1,127,175	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,040,000		1,118,000	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	1,590,000		1,725,150	(a)

Total Media					24,625,646

Multiline Retail - 0.5%
Bon-Ton Department Stores Inc., Secured Notes	10.625%	7/15/17	1,010,000		1,016,312
Bon-Ton Department Stores Inc., Senior Notes	10.250%	3/15/14	196,000		197,960
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,347,000	EUR	1,726,653	(a)

Total Multiline Retail					2,940,925

Specialty Retail - 0.4%
Edcon Proprietary Ltd., Senior Notes	3.453%	6/15/14	975,000	EUR	1,249,805	(a)(f)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Specialty Retail - continued
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,360,000		$1,286,900
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	320,000		332,800	(a)(b)

Total Specialty Retail					2,869,505

Textiles, Apparel & Luxury Goods - 0.1%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	740,000		774,225	(a)

TOTAL CONSUMER DISCRETIONARY					87,523,981

CONSUMER STAPLES - 3.0%
Beverages - 0.3%
Hawk Acquisition Subordinated Inc., Senior Secured Notes	4.250%	10/15/20	1,810,000		1,814,525	(a)

Food Products - 1.2%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	1,260,000	GBP	2,135,632	(a)
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	2,320,000		2,438,900	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	630,000		681,975	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,750,000		1,747,813	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	570,000		602,775	(a)

Total Food Products					7,607,095

Household Products - 0.8%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	530,000		561,800	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	620,000		674,250	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	1,710,000		1,731,375	(a)
Zobele Holding SpA, Senior Secured Notes	7.875%	2/1/18	1,710,000	EUR	2,279,643	(a)

Total Household Products					5,247,068

Personal Products - 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	1,450,000		1,582,313	(a)

Tobacco - 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	2,729,000		2,896,151

TOTAL CONSUMER STAPLES					19,147,152

ENERGY - 15.6%
Energy Equipment & Services - 2.5%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	750,000		819,375
Basic Energy Services Inc., Senior Notes	7.750%	10/15/22	100,000		103,500
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	500,000		527,500
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	1,460,000		1,525,700
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	1,550,000		1,732,125	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	2,215,000		2,414,350	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,910,000		2,000,725
Oil States International Inc., Senior Notes	6.500%	6/1/19	1,450,000		1,558,750
Oil States International Inc., Senior Notes	5.125%	1/15/23	1,280,000		1,283,200	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,100,000		1,204,500
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	950,000		1,045,000	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,310,000		1,472,112
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	310,000		310,763	(a)

Total Energy Equipment & Services					15,997,600

Oil, Gas & Consumable Fuels - 13.1%
Access Midstream Partner LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	760,000		751,450
Arch Coal Inc., Senior Notes	7.000%	6/15/19	880,000		798,600
Arch Coal Inc., Senior Notes	9.875%	6/15/19	2,300,000		2,369,000	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	540,000		565,650	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	1,370,000		1,370,000	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels - continued
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	470,000		$501,725
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	1,220,000		1,372,500
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	490,000		551,250
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	910,000		1,030,575	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	900,000		965,250
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	730,000		780,187
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	1,580,000		1,605,675
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	5.875%	4/15/21	700,000		745,500
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	6.125%	7/15/22	1,000,000		1,077,500
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance Inc., Senior Notes	6.625%	11/15/19	1,970,000		2,038,950	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	530,000		559,150
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	1,190,000		1,309,000
Concho Resources Inc., Senior Notes	7.000%	1/15/21	1,460,000		1,613,300
Concho Resources Inc., Senior Notes	5.500%	10/1/22	20,000		20,900
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	870,000		967,875
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	2,655,444		2,456,286	(a)(b)(d)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,280,000		1,392,000
CVR Refining LLC/Coffeyville Finance Inc., Senior Secured Notes	6.500%	11/1/22	1,190,000		1,222,725	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,960,000		2,464,700
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	670,000		775,525
EP Energy AS, Senior Secured Notes	5.875%	11/1/19	990,000	EUR	1,353,905	(a)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.125%	12/15/17	1,320,000		1,389,300	(a)(b)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	980,000		932,225
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	2,000,000		2,220,000	(a)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	820,000		887,650	(a)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	650,000		713,375	(a)
Indo Integrated Energy II BV, Senior Secured Notes	9.750%	11/5/16	1,810,000		1,959,325	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,630,000		1,850,050
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,260,000		1,437,534	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,310,000		1,558,900	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,330,000		1,403,150	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,330,000		1,403,150	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	663,000		719,355
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	1,268,000		1,372,610
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.500%	7/15/23	870,000		852,600
MEG Energy Corp., Senior Notes	6.500%	3/15/21	800,000		856,000	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,350,000		1,059,750
Novatek Finance Ltd., Notes	6.604%	2/3/21	1,340,000		1,557,750	(a)
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	700,000		551,250	(g)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	2,790,000		2,218,050	(g)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	1,580,000		1,674,800	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	1,290,000		1,472,535	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	281,000		271,165	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	109,000		105,185	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	915,000		983,625
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	1,000,000		1,317,500	(a)
Plains Exploration & Production Co., Senior Notes	6.125%	6/15/19	700,000		770,000
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	1,780,000		1,975,800

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels - continued
Quicksilver Resources Inc., Senior Notes	8.250%	8/1/15	570,000		$563,588
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	3,710,000		3,802,750
Range Resources Corp., Senior Notes	5.000%	8/15/22	820,000		840,500
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	340,000		366,350
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	410,000		453,050
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.500%	4/15/23	150,000		161,250
Samson Investment Co., Senior Notes	9.750%	2/15/20	3,940,000		4,205,950	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	1,530,000		1,598,850
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	190,000		198,075
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	1,090,000		1,160,850	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	660,000		666,600	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	850,000		932,875
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.250%	5/1/23	200,000		209,000	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	1,000,000		1,150,800	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	190,000		218,652	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,582,000		1,906,310	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,670,000		1,922,400	(a)

Total Oil, Gas & Consumable Fuels					84,529,662

TOTAL ENERGY					100,527,262

FINANCIALS - 5.3%
Capital Markets - 0.1%
UBS AG Stamford CT, Subordinated Notes	7.625%	8/17/22	250,000		279,842

Commercial Banks - 1.9%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	890,000		1,196,912	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	730,000		721,788
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	850,000		872,167
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	670,000		736,163	(a)(f)(h)
Deutsche Postbank Funding Trust IV, Subordinated Notes	5.983%	6/29/17	2,400,000	EUR	2,780,488	(f)(h)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,790,000		1,915,355	(a)(h)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	310,000		417,207	(a)(f)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	2,187,000		2,296,350	(f)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	60,000		61,822
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	510,000		575,087
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	690,000		745,152	(f)(h)

Total Commercial Banks					12,318,491

Diversified Financial Services - 2.6%
Boats Investments (Netherlands) BV, Secured Notes	7.713%	12/15/15	3,074,863	EUR	1,005,086	(b)(f)
Boats Investments BV, Secured Notes	11.000%	3/31/17	2,088,064	EUR	1,365,059	(a)(b)
ING Group NV, Subordinated Bonds	5.140%	3/17/16	2,280,000	GBP	3,065,946	(f)(h)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,700,000		2,086,750
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	2,000,000		2,555,000
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	2,359,000	EUR	3,235,558	(a)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	1,380,000		1,531,800	(a)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	1,490,000		1,627,825
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		541,250	(a)(f)

Total Diversified Financial Services					17,014,274

Insurance - 0.7%
ELM BV	5.252%	5/25/16	1,850,000	EUR	2,393,613	(f)(h)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Insurance - continued
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	870,000		$891,750	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.911%	6/30/13	1,348,000		1,307,560	(f)(h)

Total Insurance					4,592,923

TOTAL FINANCIALS					34,205,530

HEALTH CARE - 4.2%
Health Care Equipment & Supplies - 0.8%
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	1,070,000		1,067,325
Ontex IV SA, Senior Notes	9.000%	4/15/19	2,324,000	EUR	3,105,630	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	880,000	EUR	1,175,970	(a)

Total Health Care Equipment & Supplies					5,348,925

Health Care Providers & Services - 2.9%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	826,000		1,015,980
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	1,040,000		1,079,000	(a)
CHS/Community Health Systems Inc., Senior Notes	7.125%	7/15/20	1,340,000		1,455,575
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	4,235,000		4,298,525
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	950,000		1,047,375
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	940,000		1,024,600
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	50,000		56,063	(a)
HCA Holdings Inc., Senior Notes	6.250%	2/15/21	1,330,000		1,421,437
HCA Inc., Senior Secured Notes	8.500%	4/15/19	510,000		564,187
HCA Inc., Senior Secured Notes	7.250%	9/15/20	450,000		498,938
HCA Inc., Senior Secured Notes	5.875%	3/15/22	50,000		54,000
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	820,000		866,125
INC Research LLC, Senior Notes	11.500%	7/15/19	600,000		646,500	(a)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	1,512,000	EUR	2,068,984	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	570,000		551,475	(a)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	1,810,000		1,895,975

Total Health Care Providers & Services					18,544,739

Pharmaceuticals - 0.5%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,000,000	EUR	1,435,673	(a)
UCB SA, Subordinated Notes	7.750%	3/18/16	600,000	EUR	838,330	(a)(f)(h)
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	1,160,000		1,225,975	(a)

Total Pharmaceuticals					3,499,978

TOTAL HEALTH CARE					27,393,642

INDUSTRIALS - 12.4%
Aerospace & Defense - 1.0%
DigitalGlobe Inc., Senior Notes	5.250%	2/1/21	780,000		778,050	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,190,000		1,314,950
GenCorp Inc., Secured Notes	7.125%	3/15/21	880,000		932,800	(a)
Triumph Group Inc., Senior Notes	4.875%	4/1/21	880,000		891,000	(a)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	2,290,000		2,410,225	(a)

Total Aerospace & Defense					6,327,025

Airlines - 1.5%
America West Airlines, Pass-Through Certificates, Secured Notes	7.100%	4/2/21	915,282		1,018,252
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	779,114		818,070	(a)
American Airlines, Pass-Through Trust, Secured Notes	5.625%	1/15/21	1,110,000		1,123,875	(a)
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	73,794		77,580
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	108,766		121,818

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Airlines - continued
Continental Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	110,000		$114,950
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	1,500,000		1,507,500
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	1,427,044		1,466,287
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	268,348		303,904
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	308,296		342,208
Delta Air Lines Inc., Pass-Through Trust, Secured Notes	6.875%	5/7/19	1,530,000		1,617,975	(a)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	850,000	GBP	1,400,538

Total Airlines					9,912,957

Building Products - 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,200,000		1,221,000	(a)
BC Mountain LLC/BC Mountain Finance Inc., Senior Notes	7.000%	2/1/21	410,000		435,625	(a)
Building Materials Corp. of America, Senior Secured Notes	7.000%	2/15/20	520,000		566,800	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	650,000		721,500	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	828,000	EUR	1,186,084	(a)

Total Building Products					4,131,009

Commercial Services & Supplies - 2.3%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,155,000		1,530,050	(a)
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	2,150,000		2,155,375
JM Huber Corp., Senior Notes	9.875%	11/1/19	850,000		966,875	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,120,000		2,252,500
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	220,000		250,250
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	2,840,000		3,060,100	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	940,000		1,012,850	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	596,000		669,010
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	2,710,000		3,035,200

Total Commercial Services & Supplies					14,932,210

Construction & Engineering - 1.0%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	1,800,000		1,858,500	(a)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	1,830,000		2,058,750	(a)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	1,050,000		1,181,250	(a)
PH Holding LLC, Secured Notes	9.750%	12/31/17	1,170,000		1,215,533	(d)(e)

Total Construction & Engineering					6,314,033

Electrical Equipment - 0.7%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	1,150,000		1,147,125	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,180,000		1,221,300	(a)
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,790,000		1,901,875	(a)

Total Electrical Equipment					4,270,300

Machinery - 1.0%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	3,090,000		3,229,050	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,260,000		1,401,750	(a)
Silver II Borrower/Silver II U.S. Holdings LLC, Senior Notes	7.750%	12/15/20	890,000		952,300	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Machinery - continued
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	1,020,000		$1,088,850	(a)

Total Machinery					6,671,950

Marine - 0.6%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,264,512		1,185,480	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	985,000		997,313
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,990,000		1,988,756

Total Marine					4,171,549

Road & Rail - 1.2%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	3,216,203		3,368,973	(b)
HDTFS Inc., Senior Notes	6.250%	10/15/22	1,190,000		1,297,100
Jack Cooper Holdings Corp., Senior Secured Notes	13.750%	12/15/15	2,618,000		2,827,440	(a)(e)

Total Road & Rail					7,493,513

Trading Companies & Distributors - 0.9%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	1,210,000		1,320,412	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	2,090,000		2,309,450	(a)
International Lease Finance Corp., Senior Notes	3.875%	4/15/18	180,000		179,888
International Lease Finance Corp., Senior Notes	4.625%	4/15/21	590,000		589,631
Rexel SA, Senior Notes	5.250%	6/15/20	1,320,000		1,343,100	(a)

Total Trading Companies & Distributors					5,742,481

Transportation - 1.6%
CMA CGM, Senior Notes	8.500%	4/15/17	150,000		140,250	(a)
CMA CGM, Senior Notes	8.875%	4/15/19	2,100,000	EUR	2,517,452	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	470,000		499,375	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,550,000		1,550,000	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	2,710,000		2,892,925	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	920,000		982,100	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	1,550,000		1,602,313	(a)

Total Transportation					10,184,415

TOTAL INDUSTRIALS					80,151,442

INFORMATION TECHNOLOGY - 1.4%
Communications Equipment - 0.2%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	1,320,000		1,389,300	(a)

Electronic Equipment, Instruments & Components - 0.4%
NXP BV/NXP Funding LLC, Senior Notes	5.750%	2/15/21	620,000		646,350	(a)
NXP BV/NXP Funding LLC, Senior Notes	5.750%	3/15/23	1,530,000		1,564,425	(a)
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	495,000		566,775	(a)

Total Electronic Equipment, Instruments & Components					2,777,550

Internet Software & Services - 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	970,000		1,091,250

IT Services - 0.4%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	2,280,000		2,388,300	(a)

Software - 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,450,000		1,504,375	(a)

TOTAL INFORMATION TECHNOLOGY					9,150,775

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
MATERIALS - 12.5%
Chemicals - 1.4%
Axiall Corp., Senior Notes	4.875%	5/15/23	1,060,000		$1,082,525	(a)
Eagle Spinco Inc., Senior Notes	4.625%	2/15/21	710,000		725,088	(a)
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	510,000		513,825	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	508,000	EUR	607,356	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	510,000	EUR	738,861	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	440,000	EUR	637,449	(a)
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	1,160,000		1,380,400
Nufarm Australia Ltd., Senior Notes	6.375%	10/15/19	610,000		628,300	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	2,100,000	EUR	2,826,481	(a)

Total Chemicals					9,140,285

Construction Materials - 1.3%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	1,095,000		1,278,413	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	850,000		992,375	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	5,495,000		6,113,187	(a)

Total Construction Materials					8,383,975

Containers & Packaging - 2.0%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,430,000		1,590,875	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	550,000		609,125	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	570,000		587,100	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.875%	11/15/22	1,370,000		1,356,300	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	2,340,000	EUR	3,097,015	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	890,000		849,950
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	1,870,000		1,986,875
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,700,000		2,875,500	(a)

Total Containers & Packaging					12,952,740

Metals & Mining - 6.0%
ArcelorMittal, Senior Notes	5.000%	2/25/17	610,000		638,929
ArcelorMittal, Senior Notes	6.000%	3/1/21	1,650,000		1,737,475
Coeur d’Alene Mines Corp., Senior Notes	7.875%	2/1/21	2,150,000		2,281,687	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	710,000		762,895	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	695,000		746,777	(a)
Evraz Group SA, Notes	6.750%	4/27/18	4,340,000		4,502,750	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	500,000		575,625	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	90,000		93,038	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	3,260,000		3,533,025	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	1,325,000		1,516,462	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	1,960,000		1,999,200	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,910,000		2,502,400	(a)(e)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	1,530,000		1,514,700
New World Resources NV, Senior Notes	7.875%	1/15/21	1,150,000	EUR	1,337,772	(a)
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	1,040,000		1,045,200	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	1,130,000		1,268,425	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	360,000		390,600	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	1,380,000		1,512,825	(a)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	1,590,000		1,625,775	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	810,000		878,850	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Metals & Mining - continued
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	500,000		$528,750	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,420,000		1,395,150
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	1,920,000		2,088,000
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,710,000		1,786,950	(a)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	175,000		182,875	(a)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	2,020,000		2,131,100	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	130,000		153,400	(a)

Total Metals & Mining					38,730,635

Paper & Forest Products - 1.8%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	1,770,000		1,876,200	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	1,437,000		1,605,847
Boise Cascade LLC/Boise Cascade Finance Corp., Senior Notes	6.375%	11/1/20	560,000		595,700	(a)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	1,440,000		1,504,835
Clearwater Paper Corp., Senior Notes	4.500%	2/1/23	660,000		650,100	(a)
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	1,200,000		1,341,600	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	1,280,000		1,426,560	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	730,000		757,375	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,290,000		1,399,650
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	515,000		422,300

Total Paper & Forest Products					11,580,167

TOTAL MATERIALS					80,787,802

TELECOMMUNICATION SERVICES - 8.6%
Diversified Telecommunication Services - 4.9%
Axtel SAB de CV, Senior Secured Notes, step bond	7.000%	1/31/20	1,640,000		1,459,600	(a)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,540,000		1,713,250	(a)
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	1,200,000		1,278,000	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	380,000		417,050
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,950,000		2,149,875
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,790,000		2,000,325
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,096,000		1,168,610
Intelsat Luxembourg SA, Senior Notes	6.750%	6/1/18	540,000		558,900	(a)
Koninklijke KPN NV, Senior Subordinated Notes	7.000%	3/28/73	600,000		594,000	(a)(f)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,230,000		1,376,062
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	2,970,000		3,203,763
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	1,040,000		1,089,400
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	1,347,000	EUR	1,929,707	(a)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	5.500%	1/15/23	200,000		206,500	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	910,000	EUR	1,338,541	(a)
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	1,000,000		1,110,000	(a)
Vimpel Communications, Notes	6.493%	2/2/16	550,000		591,250	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	5,772,732		6,025,289	(a)(b)
Windstream Corp., Senior Notes	7.500%	6/1/22	600,000		645,000
Windstream Corp., Senior Notes	7.500%	4/1/23	1,700,000		1,810,500
Windstream Corp., Senior Notes	6.375%	8/1/23	520,000		518,700	(a)

Total Diversified Telecommunication Services					31,184,322

Wireless Telecommunication Services - 3.7%
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	1,110,000	EUR	1,464,117	(a)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	1,080,000		1,185,300
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,080,000	GBP	1,702,543	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,860,000		2,938,650
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,105,000		2,520,738

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Wireless Telecommunication Services - continued
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	3,130,000	$3,877,288	(a)
Sprint Nextel Corp., Senior Notes	7.000%	8/15/20	1,320,000	1,458,600
Sprint Nextel Corp., Senior Notes	6.000%	11/15/22	1,870,000	1,930,775
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	1,000,000	1,102,500
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	3,540,000	3,948,162	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	1,680,000	1,873,704	(a)

Total Wireless Telecommunication Services				24,002,377

TOTAL TELECOMMUNICATION SERVICES				55,186,699

UTILITIES - 4.6%
Electric Utilities - 0.9%
Electricite de France S.A., Subordinated Notes	5.250%	1/29/23	410,000	408,084	(a)(f)(h)
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	3,777,000	4,126,372
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,090,457	1,068,648	(g)

Total Electric Utilities				5,603,104

Gas Utilities - 0.1%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	810,000	878,850

Independent Power Producers & Energy Traders - 3.5%
AES Corp., Senior Notes	9.750%	4/15/16	1,200,000	1,437,000
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,170,000	1,228,500
Colbun SA, Senior Notes	6.000%	1/21/20	580,000	654,667	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	850,000	21,250	(g)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	4,280,000	4,943,400	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	1,740,000	1,840,050	(a)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,815,000	1,937,512	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	2,886,000	3,138,525	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,830,000	3,176,675
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	142,878	160,024
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,568,614	1,788,220
PPL Energy Supply LLC, Senior Notes	4.600%	12/15/21	1,730,000	1,846,957

Total Independent Power Producers & Energy Traders				22,172,780

Multi-Utilities - 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	580,000	712,240	(a)

TOTAL UTILITIES				29,366,974

TOTAL CORPORATE BONDS & NOTES (Cost - $502,509,980)				523,441,259

COLLATERALIZED SENIOR LOANS - 2.5%
CONSUMER DISCRETIONARY - 0.9%
Hotels, Restaurants & Leisure - 0.8%
Equinox Fitness Clubs, Second Lien Term Loan	9.750%	5/16/20	1,550,000	1,588,750	(i)
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	3,000,000	3,262,500	(i)

Total Hotels, Restaurants & Leisure				4,851,250

Specialty Retail - 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	720,000	700,920	(i)

Textiles, Apparel & Luxury Goods - 0.0%
Simmons Holdco. Inc., Term Loan	0.000%	2/15/13	1,977,672	0	(c)(d)(e)(g)

TOTAL CONSUMER DISCRETIONARY				5,552,170

CONSUMER STAPLES - 0.5%
Food Products - 0.5%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	580,000	601,750	(i)
H.J. Heinz Co., Term Loan B2	—	11/13/13	2,850,000	2,850,000	(d)(e)(j)

TOTAL CONSUMER STAPLES				3,451,750

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
ENERGY - 0.4%
Energy Equipment & Services - 0.2%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	1,500,000		$1,429,375	(i)

Oil, Gas & Consumable Fuels - 0.2%
Chesapeake Energy Corp., New Term Loan	5.750%	12/1/17	1,150,000		1,187,581	(i)

TOTAL ENERGY					2,616,956

INDUSTRIALS - 0.0%
Marine - 0.0%
Trico Shipping AS, New Term Loan B	—	5/13/14	96,723		96,723	(j)

INFORMATION TECHNOLOGY - 0.4%
IT Services - 0.4%
CompuCom Systems Inc., Second Lien Term Loan	10.250%	10/4/19	1,550,000		1,588,750	(i)
First Data Corp., Extended Term Loan B	4.204%	3/23/18	892,870		891,642	(i)

TOTAL INFORMATION TECHNOLOGY					2,480,392

MATERIALS - 0.3%
Chemicals - 0.3%
Kerling PLC, Term Loan	10.000%	6/30/16	600,000	EUR	705,659	(i)
Kronos Inc., Second Lien New Term Loan	9.750%	4/30/20	1,160,000		1,215,100	(i)

TOTAL MATERIALS					1,920,759

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $17,375,601)					16,118,750

CONVERTIBLE BONDS & NOTES - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Axtel SAB de CV, Senior Secured Notes (Cost-$306,512)	7.000%	1/31/20	1,869,600		204,345	(a)

SOVEREIGN BONDS - 9.6%
Argentina - 0.5%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	3,606,000		3,065,100

Brazil - 0.7%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	812,000	BRL	407,904
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	7,295,000	BRL	3,697,661
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	776,000	BRL	390,518

Total Brazil					4,496,083

Mexico - 2.5%
Mexican Bonos, Bonds	6.500%	6/9/22	180,177,000	MXN	16,311,558

Turkey - 2.7%
Republic of Turkey, Bonds	9.000%	3/8/17	4,930,000	TRY	2,970,044
Republic of Turkey, Notes	6.750%	5/30/40	4,340,000		5,370,750
Republic of Turkey, Senior Notes	6.250%	9/26/22	7,550,000		8,965,625

Total Turkey					17,306,419

Venezuela - 3.2%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	12,923,000		12,244,543	(a)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	9,309,000		8,750,460	(a)

Total Venezuela					20,995,003

TOTAL SOVEREIGN BONDS (Cost - $56,363,861)					62,174,163

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY			SHARES	VALUE
COMMON STOCKS - 2.2%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			90,995	$181,990	*(d)(e)

ENERGY - 0.8%
Energy Equipment & Services - 0.8%
KCAD Holdings I Ltd.			395,216,044	4,842,582	(d)(e)

FINANCIALS - 0.9%
Diversified Financial Services - 0.4%
Citigroup Inc.			57,244	2,532,475

Real Estate Management & Development - 0.5%
Realogy Holdings Corp.			64,537	3,145,533	(d)(e)

TOTAL FINANCIALS				5,678,008

INDUSTRIALS - 0.5%
Building Products - 0.0%
Nortek Inc.			973	69,434	*

Marine - 0.5%
DeepOcean Group Holding AS			111,638	2,213,627	(d)(e)
Horizon Lines Inc., Class A Shares			781,280	1,093,792	*

Total Marine				3,307,419

TOTAL INDUSTRIALS				3,376,853

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
World Access Inc.			10,212	8	*(e)

TOTAL COMMON STOCKS (Cost - $13,159,782)				14,079,441

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.0%
MATERIALS - 0.0%
Metals & Mining - 0.0%
ArcelorMittal (Cost-$305,000)	6.000%		12,200	255,590

PREFERRED STOCKS - 2.2%
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Sanchez Energy Corp., Series B	6.500%		30,800	1,627,152	*(a)

FINANCIALS - 1.9%
Consumer Finance - 1.6%
GMAC Capital Trust I	8.125%		389,174	10,585,533	(f)

Diversified Financial Services - 0.3%
Citigroup Capital XIII	7.875%		56,875	1,626,056	(f)

TOTAL FINANCIALS				12,211,589

INDUSTRIALS - 0.1%
Road & Rail - 0.1%
Jack Cooper Holdings Corp.	20.000%		5,007	553,273	(a)(d)(e)

TOTAL PREFERRED STOCKS (Cost - $13,689,772)				14,392,014

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.2%
Jack Cooper Holdings Corp.		12/15/17	3,438	417,717	*
Jack Cooper Holdings Corp.		5/6/18	1,123	136,445	*

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY		EXPIRATION DATE	WARRANTS	VALUE
WARRANTS - continued
SemGroup Corp.		11/30/14	15,416	$423,786	*(e)

TOTAL WARRANTS (Cost - $61,397)				977,948

			NOTIONAL AMOUNT†
PURCHASED OPTIONS - 0.0%
Credit default swaption with Credit Suisse to buy protection on Markit CDX.NA.HY.19 Index, Put @ $101.00 (Cost-$200,020)		5/15/13	13,700,000	51,101

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $603,971,925)				631,694,611

	RATE	MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 0.9%
Repurchase Agreements - 0.9%
Barclays Capital Inc. repurchase agreement dated 3/28/13; Proceeds at maturity - $5,600,068; (Fully collateralized by U.S. government obligations, 1.000% due 8/31/16; Market value - $5,712,000) (Cost-$5,600,000)	0.110%	4/1/13	5,600,000	5,600,000

TOTAL INVESTMENTS - 98.8% (Cost - $609,571,925#)				637,294,611
Other Assets in Excess of Liabilities - 1.2%				7,685,463

TOTAL NET ASSETS - 100.0%				$644,980,074

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(c)	Value is less than $1.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Illiquid security.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	The coupon payment on these securities is currently in default as of March 31, 2013.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	All or a portion of this loan is unfunded as of March 31, 2013. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
CVR	— Contingent Value Rights
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
TRY	— Turkish Lira

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT[1]†	VALUE
Credit default swaption with Credit Suisse to buy protection on Markit CDX.NA.HY.19 Index, Put	5/15/13	$98.00	13,700,000	$18,084
Credit default swaption with Credit Suisse to sell protection on Markit CDX.NA.HY.19 Index, Call	5/15/13	103.00	13,700,000	171,426

TOTAL WRITTEN OPTIONS (Premiums received - $183,580)				$189,510

1	In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global High Yield Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$518,449,104	$4,992,155		$523,441,259
Collateralized senior loans	—	16,118,750	0	*	16,118,750
Convertible bonds & notes	—	204,345	—		204,345
Sovereign bonds	—	62,174,163	—		62,174,163
Common stocks	$3,695,709	3,145,533	7,238,199		14,079,441
Convertible preferred stocks	255,590	—	—		255,590
Preferred stocks	13,838,741	553,273	—		14,392,014
Warrants	—	977,948	—		977,948
Purchased options	—	51,101	—		51,101

Total long-term investments	$17,790,040	$601,674,217	$12,230,354		$631,694,611

Short-term investments†	—	5,600,000	—		5,600,000

Total investments	$17,790,040	$607,274,217	$12,230,354		$637,294,611

Other financial instruments:
Forward foreign currency contracts	—	$3,012,284	—		$3,012,284

Total	$17,790,040	$610,286,501	$12,230,354		$640,306,895

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Written options	—	$189,510	—		$189,510
Futures contracts	$10,320	—	—		10,320
Forward foreign currency contracts	—	85,365	—		85,365
Credit default swaps on credit indices - buy protection‡	—	2,198,487	—		2,198,487

Total	$10,320	$2,473,362	—		$2,483,682

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	COLLATERALIZED SENIOR LOANS		COMMON STOCK	TOTAL
Balance as of December 31, 2012	$4,484,388	$0	*	$9,802,187	$14,286,575
Accrued premiums/discounts	24,508	—		—	24,508
Realized gain (loss)	—	—		—	—
Change in unrealized appreciation
(depreciation)(1)	504,509	—		581,545	1,086,054
Purchases	—	—		—	—
Sales	—	—		—	—
Transfers into of Level 3	—	—		—	—
Transfers out of Level 3(2)	(21,250)	—		(3,145,533)	(3,166,783)

Balance as of March 31, 2013	$4,992,155	$0	*	$7,238,199	$12,230,354

Net change in unrealized appreciation
(depreciation) for investments in
securities still held at March 31, 2013(1)	$504,509	—		$581,545	1,086,054

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

(1)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation

(2)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a

Notes to Schedule of Investments (unaudited) (continued)

loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At March 31, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended March 31, 2013, see Note 3.

Credit default swaps

Notes to Schedule of Investments (unaudited) (continued)

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The

Notes to Schedule of Investments (unaudited) (continued)

consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2013, the Fund held written options, forward foreign currency contracts and credit default swaps, with credit related contingent features which had a liability position of $2,473,362. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of March 31, 2013, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $2,390,000, which could be used to reduce the required payment.

(m) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$45,153,693
Gross unrealized depreciation	(17,431,007)

Net unrealized appreciation	$27,722,686

At March 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 30-Year Bonds	7	6/13	$1,000,961	$1,011,281	$(10,320)

During the period ended March 31, 2013, written option transactions for the Fund were as follows:

	Notional Amounts	Premiums
Written options, outstanding as of December 31, 2012	68,700,000	$372,400
Options written	27,400,000	183,580
Options closed	—	—
Options exercised	(13,900,000)	(72,280)
Options expired	(54,800,000)	(300,120)

Written options, outstanding as of March 31, 2013	27,400,000	$183,580

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2013, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
British Pound	Citibank N.A.	33,000	$50,130	5/16/13	$548
Euro	Citibank N.A.	3,378,233	4,331,660	5/16/13	(84,076)
Euro	Citibank N.A.	45,000	57,700	5/16/13	(1,289)

					(84,817)

Contracts to Sell:
British Pound	BNP Paribas	406,233	617,108	5/16/13	18,665
British Pound	Citibank N.A.	690,000	1,048,178	5/16/13	9,228
British Pound	Citibank N.A.	4,151,252	6,306,163	5/16/13	182,327
British Pound	UBS AG	3,746,305	5,691,008	5/16/13	225,194
Euro	Citibank N.A.	1,540,000	1,974,629	5/16/13	88,078
Euro	Citibank N.A.	2,360,000	3,026,055	5/16/13	133,044
Euro	Citibank N.A.	5,016,770	6,432,636	5/16/13	360,582
Euro	Goldman Sachs	6,339,269	8,128,379	5/16/13	457,571
Euro	JP Morgan Chase	100,000	128,223	5/16/13	2,072
Euro	JP Morgan Chase	1,345,000	1,724,595	5/16/13	99,309
Euro	UBS AG	19,663,585	25,213,171	5/16/13	1,435,666

					3,011,736

Net unrealized gain on open forward foreign currency contracts					$2,926,919

At March 31, 2013, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES-BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
BNP Paribas (Markit CDX.NA.HY.17 Index)	$3,312,000	12/20/16	5.000% quarterly	$(190,011)	$73,110	$(263,121)
BNP Paribas (Markit CDX.NA.HY.17 Index)	2,016,000	12/20/16	5.000% quarterly	(115,659)	46,436	(162,095)
Morgan Stanley & Co. Inc. (Markit CDX.NA.HY.17 Index)	3,936,000	12/20/16	5.000% quarterly	(225,811)	94,439	(320,250)
BNP Paribas (Markit CDX.NA.HY.18 Index)	4,207,500	6/20/17	5.000% quarterly	(215,542)	160,807	(376,349)
Barclays Capital Inc. (Markit CDX.NA.HY.18 Index)	3,267,000	6/20/17	5.000% quarterly	(167,362)	36,958	(204,320)
Bank of America Securities LLC (Markit CDX.NA.HY.18 Index)	514,800	6/20/17	5.000% quarterly	(26,372)	2,097	(28,469)
Barclays Capital Inc. (Markit CDX.NA.HY.18 Index)	3,762,000	6/20/17	5.000% quarterly	(192,719)	17,712	(210,431)
BNP Paribas (Markit CDX.NA.HY.19 Index)	13,900,000	12/20/17	5.000% quarterly	(569,372)	(411,427)	(157,945)
BNP Paribas (Markit CDX.NA.HY.19 Index)	6,050,000	12/20/17	5.000% quarterly	(247,820)	(129,365)	(118,455)
BNP Paribas (Markit CDX.NA.HY.19 Index)	6,050,000	12/20/17	5.000% quarterly	(247,819)	(122,908)	(124,911)

Total	$47,015,300			$(2,198,487)	$(232,141)	$(1,966,346)

Notes to Schedule of Investments (unaudited) (continued)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2013.

			Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk	Purchased Options, at value	Written Options, at value	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	—	—	$(10,320)	—	—	—	$(10,320)
Foreign Exchange Risk	—	—	—	$3,012,284	$(85,365)	—	2,926,919
Credit Risk	$51,101	$(189,510)	—	—	—	$(2,198,487)	(2,336,896)

Total	$51,101	$(189,510)	$(10,320)	$3,012,284	$(85,365)	$(2,198,487)	$579,703

During the period ended March 31, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$249,415
Written options	254,349
Futures contracts (to sell)	755,508
Forward foreign currency contracts (to buy)	4,124,423
Forward foreign currency contracts (to sell)	60,657,142

Average notional balance
Credit default swap contracts (to buy protection)	$34,015,300

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	May 24, 2013

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 24, 2013